Supplement Dated April 26, 2001 to the
            Prospectus and Statement of Additional Information (SAI)
                               Dated March 1, 2001

                     The Advisors' Inner Circle Fund (Trust)
                     CRA Realty Shares Portfolio (Portfolio)


         This supplement provides new and additional information beyond that contained in the Prospectus and SAI. It should be retained and read in conjunction with the Prospectus and SAI dated March 1, 2001.

         On April 27, 2001, the Portfolio is scheduled to change transfer agency service providers.

         Shareholders should replace the current Portfolio address and phone number throughout the Prospectus and SAI with the Portfolio's new information as it appears below. Beginning on that date, shareholders should use the following address and phone number to receive information, purchase and sell shares, or request changes to their accounts.


         Previous:                                     Effective 4/27/2001:
         ---------                                     --------------------
         P.O. Box 219009                               P.O. Box 446
         Kansas City, MO 64121-9009                    Portland, ME 04112
         1-888-712-1103                                1-888-712-1103

         The following instructions to purchase shares by wire should appear under the heading "How to Purchase Portfolio Shares."

         By Wire Effective 4/27/2001:
         ----------------------------
         Bankers Trust Company
         ABA #021001033
         Credit To : Forum Shareholder Services, LLC
         Account #014-65-547
         For Further Credit: CRA Realty Shares Portfolio
         (Shareholder name)
         (Shareholder account #)






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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE